UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) June 2, 2004 (May 18, 2004)

                                  GenTek Inc.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        001-14789              02-0505547
---------------------------       ---------------------     ----------------
    (State or other                    (Commission            (IRS Employer
     jurisdiction of                   File Number)         Identification No.)
     incorporation)

           90 East Halsey Road, Parsippany, NJ                07054
          --------------------------------------          -----------
         (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code   (973) 515-3221

                               Not Applicable
           ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 18, 2004, GenTek Inc. (the Company") sold its KRONE communications business ("KRONE") to ADC Telecommunications, Inc. ("ADC"). KRONE is a global provider of products, systems and services for local and wide area data and communications networks. The final purchase price included $294 million in cash, subject to post-closing adjustments, and the assumption of approximately $56 million of pension- and employee-related liabilities by ADC. The purchase price and other terms of the transaction were determined as a result of arm's length negotiations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Pro forma financial information.

         The following unaudited pro forma financial statements have been derived from the Company's historical financial statements. The pro forma balance sheet has been prepared on the basis that the sale transaction occurred on March 31, 2004. The pro forma statements of operations have been prepared on the basis that the sale transaction occurred at the beginning of the period presented. In addition, the pro forma statement of operations for the year ended December 31, 2003 has been prepared by combining the periods before and after the Company's emergence from bankruptcy and assuming that the Company had adopted fresh start accounting as of the beginning of 2003.

         This pro forma information is presented for informational purposes only and does not necessarily represent what the Company's financial position or results of operations would have been if the sale transaction had occurred on such date, or as of the beginning of such periods, and is not necessarily indicative of our financial position or results of operations for any future date or period.


             INDEX TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         Pro Forma Balance Sheet March 31, 2004
         Pro Forma Statement of Operations for the Three Months Ended March
                  31, 2004
         Pro Forma Statement of Operations for the Year Ended December 31,
                  2003
         Pro Forma Statement of Operations for the Year Ended December 31,
                  2002
         Pro Forma Statement of Operations for the Year Ended December 31,
                  2001



                                                        GenTek Inc.
                                                  Pro Forma Balance Sheet
                                                       March 31, 2004
                                                       (In thousands)



                                                                          Sale
                                                      As reported     transaction      Use of Proceeds      Pro Forma
                                                  --------------------------------------------------------------------
                      ASSETS
Current assets:
      Cash and cash equivalents                     $     19,066      $  306,288(1)     $ (294,000)        $  31,354
      Receivables, net                                   116,307                                             116,307
      Inventories                                         62,863                                              62,863
      Deferred income taxes                               18,955                                              18,955
      Other current assets                                15,850                                              15,850
                                                  -------------------------------------------------------------------
           Total current assets                          233,041         306,288          (294,000)          245,329

Property, plant and equipment, net                       291,163                                             291,163
Goodwill                                                 152,504                                             152,504
Intangible assets                                         72,060                                              72,060
Deferred income taxes                                      3,347                                               3,347
Assets held for sale                                     281,192        (281,192)                                  -
Other assets                                              25,416                                              25,416
                                                  -------------------------------------------------------------------
           Total assets                             $  1,058,723      $   25,096        $ (294,000)        $ 789,819
                                                  ===================================================================

              LIABILITIES AND EQUITY
Current liabilities:
      Accounts payable                              $     33,689      $        -        $        -        $  33,689
      Accrued liabilities                                101,732          22,635(2)        (22,635)          101,732
      Current portion of long-term debt                      338                                                 338
                                                  -------------------------------------------------------------------
           Total current liabilities                     135,759          22,635           (22,635)          135,759

Long-term debt                                           263,833                          (263,000)(3)           833
Pension and postretirement obligations                   124,398                                             124,398
Liabilities of businesses held for sale                  163,516        (163,516)                                  -
Other liabilities                                         71,184                                              71,184
                                                  -------------------------------------------------------------------
           Total liabilities                             758,690        (140,881)         (285,635)          332,174


Contingently redeemable warrants                           6,030                            (6,030)(4)             -


Equity                                                   294,003         165,977            (2,335)(4)       457,645

                                                  -------------------------------------------------------------------
           Total liabilities and equity             $  1,058,723      $   25,096        $ (294,000)        $ 789,819
                                                  ===================================================================

(1) Includes $294 million of proceeds from the sale transaction and reimbursement of $12 million of excess cash balances held by KRONE. Does not include cash distributed to GenTek from KRONE after March 31, 2004, but before the closing of the sale transaction.
(2) Estimated amount of transaction fees, taxes and other related payments due as a result of the sale transaction.
(3) Reflects repayment of the Company's Senior Term Notes as well as amounts outstanding under the Company's revolving credit facility.
(4) Reflects required distribution of $8.4 million to holders of the Company's Tranche A Warrants which are mandatorily redeemable upon sale of the communications business.

                                         GenTek Inc.
                              Pro Forma Statement of Operations
                              Three Months Ended March 31, 2004
                                       (In thousands)

                                                                  Pro Forma
                                                  As Reported    Adjustments      Pro Forma
                                                ----------------------------------------------
Net revenues                                       $  192,930     $       -         $ 192,930

Cost of sales                                         163,261                         163,261

Selling, general and administrative expense            21,485                          21,485

Restructuring and impairment charges                      972                             972

Pension curtailment gain                               14,840                          14,840
                                                ----------------------------------------------
Operating profit (loss)                                22,052             -            22,052



Interest expense                                        4,439        (3,884)(A)           555

Interest income                                            84                              84

Other (income) expense, net                            (1,634)                         (1,634)
                                                ----------------------------------------------
Income from continuing operations before
  income taxes                                         19,331         3,884            23,215

Income tax provision (benefit)                          8,340         1,536             9,876

                                                ----------------------------------------------
Income (loss) from continuing operations             $ 10,991        $2,348          $ 13,339
                                                ==============================================


(A) Adjustment to reflect reduction in interest expense due to assumed use of proceeds of sale transaction to reduce outstanding debt balances as of the beginning of the period.


                                                          GenTek Inc.
                                               Pro Forma Statement of Operations
                                                 Year Ended December 31, 2003
                                                        (In Thousands)


                                   Period Ended   Period Ended   Combined
                                    December 31,   November 10,  Full Year  Discontinued  Continuing    Pro Forma
                                       2003           2003         2003      Operations   Operations   Adjustments  Pro Forma
                                  ------------------------------------------------------------------------------------------
Net revenues                           $142,195     $956,895   $1,099,090     $316,041     $783,049   $     -      $783,049

Cost of sales                           110,502      758,188      868,690      223,777      644,913     5,000(A)    649,913

Selling, general and
  administrative expense                 25,323      143,814      169,137       80,334       88,803                  88,803

Restructuring and
  impairment charges                      1,047       28,824       29,871        5,099       24,772                  24,772
                                  ------------------------------------------------------------------------------------------
Operating profit (loss)                   5,323       26,069       31,392        6,831       24,561    (5,000)       19,561

Interest expense                          2,685        1,637        4,322          969        3,353    (2,125)(B)     1,228

Interest income                             198          981        1,179          788          391                     391

Reorganization items                          -     (411,794)    (411,794)       4,267     (416,061)               (416,061)

Other (income) expense, net                (116)      (3,916)      (4,032)       3,098       (7,130)                 (7,130)
                                  ------------------------------------------------------------------------------------------
Income from continuing
  operations before
  income taxes                            2,952      441,123      444,075         (715)     444,790    (2,875)      441,915

Income tax provision (benefit)            1,860      (53,269)     (51,409)     (28,156)     (23,253)   (1,137)      (24,390)

                                  ------------------------------------------------------------------------------------------
Income (loss) from
  continuing operations                  $1,092     $494,392     $495,484      $27,441     $468,043   ($1,738)     $466,305
                                  ==========================================================================================

(A) Adjustment to reflect estimated change to depreciation and amortization expense that would have occurred had the Company's fixed and intangible assets been revalued to fair value in accordance with fresh-start accounting as of January 1, 2003.

(B) Adjustment to reflect reduction in interest expense due to assumed use of proceeds of sale transaction to reduce outstanding debt balances as of the beginning of the year.


                                                  GenTek Inc.
                                       Pro Forma Statement of Operations
                                          Year ended December 31, 2002
                                                 (In thousands)

                                                                 Discontinued  Continuing    Pro Forma
                                                   As Reported    Operations   Operations   Adjustments     Pro Forma
                                                  ----------------------------------------------------------------------
Net revenues                                       $1,128,533       $267,068    $861,465     $     -         $861,465

Cost of sales                                         899,177        198,105     701,072                      701,072

Selling, general and administrative expense           176,189         79,332      96,857                       96,857

Restructuring and impairment charges                   78,238         78,238           -                            -
                                                  --------------------------------------------------------------------
Operating profit (loss)                               (25,071)       (88,607)     63,536           -           63,536

Interest expense                                       60,135            793      59,342     (16,672)(A)       42,670

Interest income                                         2,104            715       1,389                        1,389

Reorganization items                                   11,631             (5)     11,636                       11,636

Other (income) expense, net                            (1,806)          (256)    (1,550)                       (1,550)
                                                  --------------------------------------------------------------------
Income from continuing operations before
   income taxes                                       (92,927)       (88,424)    (4,503)      16,672           12,169

Income tax provision (benefit)                        106,597         10,766      95,831       6,594          102,425
                                                  --------------------------------------------------------------------
Income (loss) from continuing operations            ($199,524)      ($99,190)  ($100,334)    $10,078         ($90,256)
                                                  ====================================================================


(A) Adjustment to reflect reduction in interest expense due to assumed use of proceeds of sale transaction to reduce outstanding debt balances as of the beginning of the year.


                                                        GenTek Inc.
                                             Pro Forma Statement of Operations
                                                Year ended December 31, 2001
                                                       (In thousands)

                                                                Discontinued  Continuing     Pro Forma
                                                  As Reported    Operations   Operations    Adjustments       Pro Forma
                                                --------------------------------------------------------------------------
Net revenues                                       $1,244,420      $374,205     $870,215        $   -          $870,215

Cost of sales                                         993,946       279,932      714,014                        714,014

Selling, general and administrative expense           235,803       137,123       98,680                         98,680

Restructuring and impairment charges                  187,417        78,464      108,953                        108,953
                                                ------------------------------------------------------------------------
Operating profit (loss)                              (172,746)     (121,314)     (51,432)           -           (51,432)


Interest expense                                       74,980         1,436       73,544      (22,975)(A)        50,569

Interest income                                         1,200           562          638                            638

Other (income) expense, net                              (783)          294       (1,077)                        (1,077)
                                                ------------------------------------------------------------------------
Income from continuing operations before
   income taxes                                      (245,743)     (122,482)    (123,261)      22,975          (100,286)


Income tax provision (benefit)                        (74,899)      (41,260)     (33,639)       9,087           (24,552)

                                                ------------------------------------------------------------------------
Income (loss) from continuing operations            ($170,844)     ($81,222)    ($89,622)     $13,888          ($75,734)
                                                ========================================================================

(A) Adjustment to reflect reduction in interest expense due to assumed use of proceeds of sale transaction to reduce outstanding debt balances as of the beginning of the year.

(c)      Exhibits

Exhibit No.          Description

2.1                  Share Purchase Agreement by and among ADC
                     Telecommunications Inc., Krone International Holding Inc., Krone Digital Communications Inc., GenTek Holding Corporation, and GenTek Inc., dated March 25, 2004. (Incorporated by reference to Exhibit 10.14 to the Company's Form 10-Q for the quarterly period ended
                     March 31, 2004).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GENTEK INC.
                                    (Registrant)


Date: June 2, 2004                   By:    /s/ Matthew R. Friel
                                            -------------------------------
                                     Name:  Matthew R. Friel
                                     Title: Vice President and
                                            Chief Financial Officer